UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 29, 2016
Date of Report (Date of earliest event reported)
_____________________________

PICO HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)
_____________________________

California (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037
(Address of principal executive offices) (Zip code)

Registrant’s Telephone Number, Including Area Code: (888) 389-3222

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On March 18, 2016, PICO Holdings, Inc. (the “Company”) and Central Square Management LLC, Central Square Capital LP, Central Square Capital Master LP, Central Square GP LLC, Central Square GP II LLC and Kelly Cardwell (collectively, “Central Square”) entered into a Settlement Agreement (the “Settlement Agreement”). A copy of the Settlement Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 18, 2016.

On December 1, 2016, as a result of the Company accelerating the declassification of its Board of Directors (the “Board”), as described further below, the Company and Central Square agreed to terminate the Settlement Agreement, effective immediately. In connection with the termination of the Settlement Agreement, the Company agreed to reimburse Central Square for up to $25,000 in expenses incurred in connection with the Settlement Agreement and the termination of the Settlement Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On November 29, 2016, for the sole purpose of accelerating the declassification of the Board, Howard B. Brownstein, Raymond V. Marino II, Daniel B. Silvers and Eric H. Speron irrevocably tendered their resignations from the Board, effective as of immediately prior to the Company’s 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”). As a result, the term of office of all existing members of the Board will expire upon the 2017 Annual Meeting.

The Corporate Governance and Nominating Committee of the Board has recommended, and the Board has approved, the reduction in size of the Board to five members immediately following the 2017 Annual Meeting. As part of this decision, Messrs. Raymond V. Marino II and Howard B. Brownstein have informed the Board that they do not intend to stand for election as directors upon the expiry of their respective terms at the 2017 Annual Meeting. Each of Andrew F. Cates, Michael J. Machado, Daniel B. Silvers, Eric H. Speron and Maxim C.W. Webb will be nominated for election at the 2017 Annual Meeting to serve as directors for a one year term.

Item 7.01	Regulation FD Disclosure

On December 2, 2016, the Company issued a press release announcing a number of actions designed to further enhance its corporate governance practices, including the matters described in this Current Report, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and the attached Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On November 29, 2016, the Board, upon a recommendation from the Corporate Governance and Nominating Committee of the Board, determined that the 2017 Annual Meeting will be held on May 4, 2017. Because the date of the 2017 Annual Meeting differs by more than 30 days from the anniversary date of the Company’s 2016 Annual Meeting of Shareholders, the Company is providing this information in accordance with Rule 14a−5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Shareholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2017 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, must ensure that, pursuant to Rule 14a-8(e)(2) under the Exchange Act, such proposal is received by the Company’s Secretary on or before the close of business on February 3, 2017, which the Company has determined to be a reasonable time before it expects to begin to print and send such proxy materials. Any such proposal must also meet the requirements set forth in the applicable rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in such proxy materials.

In order for shareholder proposals that are submitted outside of Rule 14a-8 under the Exchange Act and are intended to be considered by the shareholders at the 2017 Annual Meeting to be considered “timely”, the proposal must be received by the Company’s Secretary no earlier than the close of business on January 4, 2017 and not later than the close of business on February 3, 2017.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release of PICO Holdings, Inc. dated December 2, 2016.

Important Additional Information and Where to Find It

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the 2017 Annual Meeting. The Company plans to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2017 Annual Meeting (the “2017 Proxy Statement”). SHAREHOLDERS ARE URGED TO READ THE 2017 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2017 Proxy Statement and other materials to be filed with the SEC in connection with the 2017 Annual Meeting. Information relating to the foregoing can also be found in The Company’s definitive proxy statement for its 2016 Annual Meeting of Shareholders (the “2016 Proxy Statement”), filed with the SEC on May 31, 2016. To the extent holdings of the Company’s securities by such potential participants have changed since the amounts printed in the 2016 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC.

Shareholders will be able to obtain the 2017 Proxy Statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website (http://investors.picoholdings.com) or by writing to the Company’s Corporate Secretary at PICO Holdings, Inc., 7979 Ivanhoe Avenue, Suite 300, La Jolla, CA 92037 or by calling the Company’s Corporate Secretary at (858) 456-6022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2016

PICO HOLDINGS, INC.

By:	/s/ John T. Perri
Name:	John T. Perri
Title:	Chief Financial Officer